UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Strategic Diagnostics Inc.

(Name of Registrant as Specified In Its Charter)

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STRATEGIC DIAGNOSTICS INC.

111 Pencader Drive

Newark, Delaware 19702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 4, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the “Meeting”) of Strategic Diagnostics Inc. (the “Company”) will be held at the Hilton Wilmington/Christiana, 100 Continental Drive, Newark, Delaware 19713, on Tuesday, May 4, 2004 at 10:00 a.m. local time for the following purposes:

1. To elect four Class II directors of the Company to serve for a two-year term until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

2. To approve an amendment to the Company’s 2000 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan from 3,200,000 to 4,000,000; and

3. To consider and act upon any other matters which may properly be brought before the Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

The Board of Directors has fixed the close of business on March 8, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

You are requested to fill in and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Meeting may vote in person, even if they have previously delivered a signed proxy.

BY ORDER OF THE BOARD OF DIRECTORS,

Martha C. Reider
Secretary

Newark, Delaware

March 26, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

STRATEGIC DIAGNOSTICS INC.

111 Pencader Drive

Newark, Delaware 19702

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Strategic Diagnostics Inc. (the “Company”) for use at the 2004 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 4, 2004, at 10:00 a.m. local time at the Hilton Wilmington/Christiana, 100 Continental Drive, Newark, Delaware, 19713 and at any adjournments or postponements thereof (the “Meeting”). At the Meeting, stockholders will be asked to vote upon (i) the election of four Class II directors of the Company, (ii) an amendment increasing the number of shares authorized for issuance under the Company’s 2000 Stock Incentive Plan by 800,000, from 3,200,000 to 4,000,000, and (iii) any other matters properly brought before them.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about March 26, 2004. The Board has fixed the close of business on March 8, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the “Record Date”). Only stockholders of record of the Company’s common stock, $0.01 par value (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 19,220,184 shares of Common Stock outstanding and entitled to vote at the Meeting. Holders of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The affirmative vote of the holders of a plurality of the shares of the Common Stock present or represented at the Meeting is required for the election of Class II directors and thus, abstentions and broker non-votes have no effect on the outcome of the election of directors. The affirmative vote of the holders of a majority of the shares of the Common Stock present or represented at the meeting and entitled to vote is required for approval of the proposal to amend the 2000 Stock Incentive Plan. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the four nominees for Class II directors of the Company named in this Proxy Statement and FOR the amendment to increase the number of shares available for grant under the 2000 Stock Incentive Plan. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A stockholder of record as of the Record Date may revoke a proxy at any time before it has been exercised in any one of the following manners: by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Meeting. Any stockholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Meeting alone will not constitute revocation of a previously given proxy.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table presents, as of March 8, 2004, information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Common Stock, (ii) each director and director nominee, (iii) each of the named executive officers appearing in the Summary Compensation Table under “Executive Compensation” below and (iv) all directors and executive officers of the Company as a group, based on representations of executive officers and directors of the Company and filings received by the Company on Schedule 13G promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of such date, the Company had 19,220,184 shares of Common Stock issued and outstanding. The number of shares and the percentage beneficially owned by the persons or entities named in the table and by all executive officers and directors as a group are presented in accordance with Rule 13d-3 under the Exchange Act and include, in addition to shares issued and outstanding, unissued shares which are subject to issuance upon exercise of options or warrants within 60 days after March 8, 2004. The address of the individual beneficial owners is in care of the Company at its address listed on the first page of this Proxy Statement unless otherwise noted.

Name and Address of Beneficial Owner	No. of Shares Beneficially Owned (1)		Percent of Shares Outstanding
Zesiger Capital Group LLC 320 Park Avenue New York, New York 10022	1,697,000	(2)	8.8%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	1,060,000	(3)	5.5%

Stephen A. Springer 345 E. 57th St., Suite 8A New York, NY 10022	1,000,000	(4)	5.2%

Herbert Lotman	1,097,261	(5)	5.7%

Martha C. Reider	595,220	(6)	3.1%

Grover C. Wrenn	463,076	(7)	2.4%

Morton Collins	451,082	(8)	2.3%

Arthur A. Koch, Jr.	348,196	(9)	1.8%

James W. Stave	210,479	(10)	1.1%

Richard J. Defieux	98,003	(11)	*

Richard C. Birkmeyer	95,000	(12)	*

Kathleen E. Lamb	86,307	(11)	*

Matthew H. Knight	75,000		*

Stanley J. Musial	60,000	(12)	*

Timothy S. Ramey	52,494	(13)	*

Stephen L. Waechter	44,917	(14)	*

All Officers and Directors as a group (13 persons)	3,677,035	(15)	17.9%

*	Represents less than 1%.

(1)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the securities shown to be owned by such stockholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.
(2)	Company has relied solely on a Schedule 13G dated February 12, 2004 for this information.
(3)	Company has relied solely on a Schedule 13G dated February 13, 2004 for this information.
(4)	Company has relied solely on a Schedule 13D dated February 10, 2004 for this information
(5)	Includes 17,335 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(6)	Includes 104,112 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(7)	Includes 271,334 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(8)	Includes 41,334 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(9)	Includes 340,000 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(10)	Includes 191,407 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(11)	Includes 66,334 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(12)	Consists solely of shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.
(13)	Includes 26,668 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004. This also includes 3,000 shares owned by family members of Mr. Ramey. Mr. Ramey specifically disclaims beneficial ownership of these shares. Inclusion of such shares shall not be construed as an admission that Mr. Ramey is, for the purposes of Section 13(d) of the Exchange Act, the beneficial owner of such shares.
(14)	Includes 26,668 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004
(15)	Includes 1,298,526 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 8, 2004.

PROPOSAL 1

ELECTION OF A CLASS OF DIRECTORS

The Company’s Board consists of eight members. As provided by the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Board is divided into two classes of directors with each director serving a two-year term. Each year one class of directors is elected by a stockholder vote. At the Meeting, four Class II directors will be elected to a two-year term. The nominees for election as a director in Class II are Richard J. Defieux, Herbert Lotman, Timothy S. Ramey and Stephen L. Waechter; and the members of Class I are Morton Collins, Matthew H. Knight, Kathleen E. Lamb and Grover C. Wrenn. The Class I members of the Board are not standing for election and their terms expire in 2005. Richard J. Defieux, Herbert Lotman, Timothy S. Ramey and Stephen L. Waechter are the Class II nominees for election to the Board at the Meeting. Such nominees, if elected, will hold office until the annual meeting in 2006 and until their successor is duly elected and qualified. The affirmative votes of a plurality of the shares of the Stock present or represented at the Meeting and entitled to vote is required for the election of the Class II Directors. Unless otherwise instructed, the persons named in the accompanying proxy will vote “FOR” the election of Richard J. Defieux, Herbert Lotman, Timothy S. Ramey and Stephen L. Waechter as Class II Directors.

The following table sets forth the name, age and principal occupation of each director, including the nominees, and the year in which he or she became a director.

Name and Principal Occupation	Age	Director Since
Grover C. Wrenn Chairman of the Board of the Company	61	1992

Morton Collins General Partner – DSV Partners	68	2001

Richard J. Defieux (1) General Partner – Allegra Partners	52	1996

Matthew H. Knight President and CEO – Strategic Diagnostics Inc.	47	2003

Kathleen E. Lamb Chief Financial Officer – EMD Chemicals Inc.	58	1996

Herbert Lotman (1) Chairman and CEO – Keystone Foods Corporation	70	2002

Timothy S. Ramey (1) Vice President – D.A. Davidson & Co.	45	2002

Stephen L. Waechter (1) Executive Vice President, Chief Financial Officer and Treasurer - CACI International Inc	53	2002

(1)	A nominee for election to the Board of Directors.

Company History

The Company is the surviving entity resulting from the December 30, 1996 merger of Strategic Diagnostics, Inc. (“SDI” or the “predecessor”) with and into EnSys Environmental Products, Inc. The surviving entity was then renamed Strategic Diagnostics Inc.

Background of Directors

Grover C. Wrenn has served as Chairman of the Board since December 1996 and as a director of the Company since 1992. Mr. Wrenn served as a director and the President and Chief Operating Officer of Safety-Kleen Corp., a provider of hazardous and industrial waste management services, from March 2000 to September 2001; he continued to serve as a director and Vice Chairman of the Board until September 2002. Prior thereto, Mr. Wrenn served as Chairman of AXOLOTL Corporation, a privately held health care information technology and media company, from October 1999 and as President and Chief Executive Officer from November 1996. Mr. Wrenn served as President and Chief Executive Officer of EnSys Environmental Products, Inc. from April 1995 until December 1996. From 1993 until February 1995, Mr. Wrenn served as President, Chief Executive Officer and a director of Applied Bioscience International. Mr. Wrenn also serves as a Trustee of Eckerd College and as a director of the Environmental Law Institute. Mr. Wrenn received his B.S. from Clemson University and his M.S. in Public Health from the University of North Carolina.

Morton Collins has served as a director of the Company since 2001. In September 2003 he became general partner of Battelle Ventures, a newly established fund with the primary purpose of which is to develop technologies owned, managed or influenced by Columbus, Ohio-based Battelle Memorial Institute into commercial ventures. From July 1997 through August 2003, he served as a Special Limited Partner of Cardinal Partners, the successor to the DSV series of partnerships described below. From July 1968 through July 1997, Mr. Collins was the founder and Chief Executive Officer or Managing Partner of Data Science Ventures, Inc. (DSV I), DSV Associates, formed in 1974 (DSV II), DSV Partners III, formed in 1981 (DSV III) and DSV Partners IV, formed in 1985 (DSV IV). The DSV partnerships provided venture capital and management assistance to early-stage technology companies. Mr. Collins serves as a Director of Kopin Corporation (NASDAQ), a developer and manufacturer of advanced semiconductor wafers and electronic digital imaging devices, Advanced Cerametrics, Inc., a high-tech developer and manufacturer of advanced materials, Pharos Corporation, a company involved in improving productivity through advanced IT products and software, PD-LD Inc., a provider of specialized optical components, Ventaira, Inc., a specialty pharmaceutical company, and Viral Genomix, Inc., a developer of new drugs from viral gene products. He is also a member of the Advisory Board of Early Stage Enterprises, LP, a private venture capital fund that provides capital and guidance to early stage companies. Mr. Collins received his B.S. in Engineering from the University of Delaware, and his Master of Arts and Doctorate degrees in Engineering from Princeton University.

Richard J. Defieux has served as a director of the Company since 1996. Mr. Defieux served as a director of the Company’s predecessor, SDI, from 1993 through 1996. Since 1990, Mr. Defieux has been a general partner of Edison Partners II, L.P., which is the general partner of Edison Venture Fund II, L.P., and Edison Venture Fund II-PA, L.P., and since 1994, a general partner of Edison Partners III, L.P., which is the general partner of Edison Venture Fund III, L.P. Since 1999, Mr. Defieux has also been a general partner of Allegra Capital Partners IV L.P. Prior to joining Edison in 1987, Mr. Defieux was a General Partner of Princeton/Montrose Partners, a venture capital firm. Mr. Defieux received his B.A. and M.A. degrees in Geology from Boston University and his M.B.A. from Columbia University.

Matthew H. Knight joined the Company in September 2003 as President and CEO and was elected to the Board of Directors at that time. Prior to joining the Company, Mr. Knight spent 23 years at Nalco Chemical Company. He began his career in field sales in 1980, and advanced through a series of sales and marketing management positions over the next 15 years. In 1996, Mr. Knight became General Manager of Nalco’s European operating group serving the water management needs of manufacturers, including the food, beverage and pharmaceutical industries. In 1998, he was promoted to General Manager of Nalco’s largest water treatment business unit and in 2000 he was promoted to Group Vice President and President of the company’s Industrial Division. Mr. Knight also served as Group Vice President, Sales Force Optimization, focused on development of sales and sales management processes for Nalco’s global sales force. Mr. Knight is a graduate of Miami University of Ohio, with a B.A. in Chemistry.

Kathleen E. Lamb has served as a director of the Company since 1996. Since 2001, Ms. Lamb has served as Chief Financial Officer for EMD Chemicals Inc. From 1991 through 1997, she was Vice President of Finance of EM Science, and, from May 1996 through 1997, she served as General Manager of OEM Marketing for EM Science, a division of EM Industries, Inc., which is an affiliate of Merck KGaA, Darmstadt, Germany. Before joining EM Science, Ms. Lamb was the Vice President of Finance for EM Diagnostics Systems Inc. She is also a member of the Board of Directors of M.E. Gordon & Associates, an MIS consulting company, and has taught finance courses at Rowan College in New Jersey. Ms. Lamb received her B.S. in Accounting and M.B.A from Drexel University.

Herbert Lotman has served as a director of the Company since 2002. Since 1965, Mr. Lotman has served as Chairman and CEO of Keystone Foods Corporation, a corporation involved in food manufacturing and restaurant distribution for McDonald’s restaurants in the United States, Europe, Asia and South America. Mr. Lotman founded Molecular Circuitry, Inc. in 1995 and served as its Chief Executive Officer from inception through 2002. Mr. Lotman is currently the majority shareholder and manager of Molecular Circuitry LLC (formerly Molecular Circuitry, Inc.). Mr. Lotman is a co-founder of the McDonald’s LPGA Championship, which benefits the Ronald McDonald House Charities. Mr. Lotman is also a board member of The Children’s Cancer Research Foundation of Philadelphia, founder and board member of the Macula Vision Research Foundation and Chairman of the Board of Trustees of The Philadelphia College of Osteopathic Medicine.

Timothy S. Ramey has served as a director of the Company since 2002. Mr. Ramey serves as a Vice President and Senior Research Analyst at D.A. Davidson & Co., a financial services holding company. Mr. Ramey served as Vice President – Strategy and New Ventures, Sara Lee Corporation, a global manufacturer of consumer products, and was a member of Sara Lee’s Executive Management Committee from 2000 through 2002. Previously, he was Director of Food, Wine and Agribusiness Research at Deutsche Banc Alex. Brown, an investment banking and brokerage business he joined in 1991. He has also held executive positions in food industry research at NatWest Securities and Kidder, Peabody & Co., Inc. Mr. Ramey is former President of the Consumer Analyst Group of New York. Mr. Ramey holds a B.A. in Psychology from the University of Washington, and is a Chartered Financial Analyst.

Stephen L. Waechter has served as a director of the Company since 2002. Mr. Waechter was named Executive Vice President, Chief Financial Officer and Treasurer of CACI International Inc, a leading provider of information technology services and solutions, in April 1999. From 1997 to 1999, he served as Executive Vice President, Chief Financial Officer and Treasurer of GTSI, Corp., a provider of integrated information technology solutions. From 1996 to 1997, he was Senior Vice President, Chief Financial Officer and Treasurer of The Vincam Group, Inc., a professional employers’ organization. From 1993 to 1996, Mr. Waechter was Senior Vice President, Chief Financial Officer and Treasurer of Applied Bioscience International, Inc., a contract research organization. From 1974 to 1993, Mr. Waechter held a number of senior management positions at General Electric Company, most recently as Vice President, Finance, with General Electric Information Services. He holds a B.A. in History from Christian Brothers College and received an M.B.A. from Xavier University.

OTHER INFORMATION AS TO DIRECTORS

Independence of Directors

The Board has determined that each member of the Board, other than Messrs. Knight and Lotman, is independent as determined in accordance with the applicable listing standards of Nasdaq.

Compensation of Directors

Directors are entitled to receive compensation for their services as determined by a majority of the Board. However, directors who are employees, and who receive compensation for their services as such, are not entitled to receive any compensation for their services as a director of the Company. Board members are entitled to reimbursement for travel related expenses incurred in attending meetings of the Board and its committees.

Pursuant to the director compensation policy adopted in May 2003, upon their election to the Board, non-employee directors receive a non-statutory option to purchase, at the fair market value on the date of grant, shares of the Company’s common stock valued at $30,000. This initial option is immediately vested with respect to one-third of the option shares, and the remaining shares subject to such option grant vest in a series of two (2) successive equal annual installments upon the optionee’s completion of each year of service as a Board member over the two (2)-year period measured from the option grant date.

Each non-employee Board member shall also receive annual compensation in such amount as is determined, by a majority of Board, from time to time to be appropriate. Such compensation is currently established as set forth below:

•	The annual base retainer to be paid to non-employee Board members shall be $14,000.

•	$10,000 shall be added to the annual base retainer for service as the Chairman of the Board and for service as the Chairman of the Audit Committee.

•	$4,000 shall be added to the annual base retainer for service as a member of the Audit Committee, for service as the Chairman of the Compensation Committee and for service as a member of the Executive Committee.

•	In addition to any retainer fees, each non-employee Board member shall receive $500 for each validly constituted Board meeting such individual attends. Prior to May 2003, non-employee Board members received $2,000 for each meeting attended.

•	On the date of the Annual Meeting, each individual who is to continue to serve as a non-employee Board member following that meeting shall be granted a non-statutory option to purchase 8,000 shares of the Company’s common stock at the fair market value on the date of that grant, and the value of such annual option amount (such value determined in the sole discretion of the Compensation Committee) shall be deducted from the amount otherwise payable as the Board member’s annual retainer (as set forth above).

•	The remainder (following reduction for the value of the annual option grant, as set forth above) of each Board member’s retainer shall be paid at the end of the fiscal year for which the retainer for such Board service was provided in shares of restricted common stock valued at the date of grant. These shares of restricted stock shall vest: 1) in one installment upon the optionee’s completion of two (2) years of Board service measured from the issuance date; or 2) upon the optionee’s retirement from the board.

•	At least seventy-five percent (75%) of the value of all annual Board compensation paid to Board members shall be in the form of equity based compensation (with the value of such equity based compensation determined in the sole discretion of the Compensation Committee).

Compensation paid to Board members for 2003, under the above described plan, including participation in meetings held, was as follows:

Name	Cash Paid For Meeting Attendance	Numbers of Shares Granted Under Option Awards (1)	Number of Shares Granted Under Restricted Stock Awards (2)

Grover C. Wrenn	$6,500	8,000	3,553

Morton Collins	$6,500	8,000	2,277

Richard J. Defieux	$6,500	8,000	574

Kathleen E. Lamb	$6,500	8,000	1,426

Herbert Lotman	$6,500	8,000	1,426

Timothy S. Ramey	$6,500	8,000	1,426

Stephen L. Waechter	$6,000	8,000	2,702

(1)	Options were granted at the fair market value on the date of the grant of $4.20 per share.
(2)	Awards were granted at the fair market value on the date of the award of $4.70 per share.

Stock Ownership Guidelines and Mandatory Retirement

The Board of Directors has established a stock ownership guideline for current and future members of the Board of Directors with at least five (5) years of Board service. Such guideline is equal to five (5) times such individual’s annual compensation for his/her Board service, including equity compensation (with such equity compensation to be valued for these purposes by the Compensation Committee in its sole discretion). Each current Board member shall have three years, starting in May 2003, to meet the stock ownership guideline.

Each member of the Board of Directors is required to retire from such position not later than the Annual Meeting immediately following such person’s 75th birthday.

Meetings of the Board of Directors and Committees

The Board held seven meetings during the fiscal year ended December 31, 2003. Each of the directors attended at least 80% of the aggregate of the total number of meetings of the Board and of the committees of which he or she was a member which were held during the period he or she was a director or committee member.

The Audit Committee of the Board held five meetings in 2003. The members of the Audit Committee in 2003 were Mr. Collins, Mr. Waechter (Chair) and Ms. Lamb, each of whom is independent as determined in accordance with the applicable Nasdaq listing standards. The Audit Committee selects the Company’s independent auditors, reviews the results and scope of the annual audit and the services provided by the Company’s independent auditors and the recommendations of the auditors with respect to the accounting systems and controls. See the “Report of the Audit Committee” on page 22.

The Compensation Committee of the Board held one meeting in 2003. The current members of the Compensation Committee are Mr. Wrenn, Mr. Defieux and Mr. Ramey (Chair), each of whom is independent as determined in accordance with the applicable Nasdaq listing standards. Mr. Lotman was a member of the Compensation Committee in 2003. The Compensation Committee reviews and approves salaries for all corporate officers, reviews and approves all incentive and special compensation plans and programs, including stock options and related longer term incentive compensation programs, reviews and approves management succession planning, conducts special competitive studies, retains compensation consultants as necessary and appropriate, and recommends appropriate programs and action on any of the above matters to the Board. See the “Report of the Compensation Committee” on page 19. A copy of the Compensation Committee charter is attached to this proxy as Appendix B.

The Nominating Committee of the Board did not hold any meetings during 2003. The members of the Nominating Committee were Mr. Defieux and Mr. Wrenn, each of whom is independent as determined in accordance with the applicable Nasdaq listing standards. A copy of the Nominating Committee charter is attached to this proxy as Appendix C.

The charters of the Audit, Compensation and Nominating Committees are all available in the Corporate Governance section of the Company’s Investor Relations website at www.sdix.com/Investor.asp.

The Executive Committee held four meetings in 2003. The members of the Executive Committee were Mr. Collins, Mr. Lotman and Mr. Wrenn.

Director Attendance at Annual Meetings

The Company encourages all of the directors to attend the annual meeting of stockholders. The 2003 Annual Meeting of Stockholders was attended by all of the directors.

Compensation Committee Interlocks and Insider Participation

Mr. Wrenn, a member of the Compensation Committee, was formerly President and Chief Executive Officer of EnSys, a predecessor to the Company, from April 1995 to November 1996.

Director Nominations and Qualifications

New Director Nominee

The Nominating Committee of the Board is responsible for reviewing with the Board the requisite skills and characteristics of new Board candidates in the context of the current composition of the Board. This assessment includes experience in industry, finance, administration, operations and marketing, as well as diversity. Director candidates should be able to provide insights and practical wisdom based on their experience and expertise.

Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the Committees of the Board of Directors on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as an outstanding director. Service on other boards and other commitments is considered by the Nominating Committee and the Board when reviewing Board candidates and in connection with the Board’s annual self-assessment process.

Selection of Director Candidates

The Board is responsible for selecting director candidates. The Board delegates the screening process involved to the Nominating Committee, with the expectation that other members of the Board and executives will be asked to take part in the process as appropriate. Candidates recommended by the Nominating Committee are subject to approval by the Board. The Nominating Committee is composed entirely of independent directors who qualify as independent under the Nasdaq requirements.

Stockholder Nominees

The policy of the Nominating Committee is to consider properly submitted stockholder nominations for directors as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating Committee seeks to address the criteria set forth above under “New Director Nominees.” Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary

Strategic Diagnostics Inc.

111 Pencader Dr.

Newark, DE 19702

In addition, the Strategic Diagnostics Inc. Bylaws permit stockholders to nominate directors for consideration at an annual stockholders meeting. Strategic Diagnostics Inc.’s Bylaws provide that stockholders intending to nominate candidates for election as directors at an annual meeting of stockholders must give notice in writing to the Corporate Secretary generally at least seventy-five (75) days prior to the first anniversary of the mailing of the proxy statement in connection with the previous year’s annual meeting. The notice must include the full name and address of the nominee and the person making the nomination, other information about the nominee that must be disclosed in proxy solicitations under Regulation 14A and Schedule 14A under the Exchange Act, the nominee’s consent to the nomination and to serve, if elected, and certain other information set forth in the Bylaws.

Identifying and Evaluating Nominees for Directors

The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating Committee will consider properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, the Committee will consider the candidates at a regularly scheduled meeting held prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating Committee. The Nominating Committee may also review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Stockholder Communication with the Board

Stockholders may contact the Board of Directors as a group or an individual director by the following means:

Email:	boardofdirectors@sdix.com
Mail:	Board of Directors
Attn:	Grover W. Wrenn, Chairman or Corporate Secretary Strategic Diagnostics Inc. 111 Pencader Dr. Newark, DE 19702

Stockholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Stockholder communications sent by email are delivered directly to Mr. Wrenn, the Chairman of the Board, and to the Secretary of the Company, who will promptly forward such communications to the specified director addressees. Stockholder communications sent by mail will be promptly forwarded by the Secretary of the Company to the specified director addressee or to Mr. Wrenn, if such communication is addressed to the full Board of Directors. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to the 2005 annual shareholders meeting should follow the procedures specified under “Stockholder Proposals for 2005.” Stockholders wishing to nominate directors should follow the procedures specified under “Other Information as to Directors—Director Nominations and Qualifications.”

CODE OF ETHICS

The Company has adopted a code of ethics that applies to executive officers and senior financial employees. This code of ethics is attached to this Proxy Statement as Appendix D. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to or waiver from application of the code of ethics provisions of the Code of Ethics that applies to the executive officers and senior financial employees by posting such changes to the Company’s website within two business days following the date of such amendment or waiver.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the “SEC”). The Company has a program to assist its officers and directors in complying with the filing requirements of Section 16(a). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company and other information gathered by the Company, the Company believes that during 2003 the executive officers and directors then subject to Section 16(a) complied with all Section 16(a) filing requirements, except that filings for the restricted stock awards granted to certain Board members, including Richard J. Defieux, Herbert Lotman, Timothy S. Ramey, Stephen L. Waechter, Morton Collins, Kathleen E. Lamb and Grover C. Wrenn, on December 31, 2003 were filed with the Securities and Exchange Commission on January 16, 2004.

PROPOSAL 2

AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN

The Board of Directors believes that attracting, motivating and retaining key personnel of the Company is essential to the Company’s growth and success and that important advantages to the Company are gained by a comprehensive compensation program that includes different types of incentives for motivating key personnel of the Company and provides rewards for outstanding service. The Board also believes that options are important in attracting and retaining qualified individuals to serve on the Board of Directors. As of February 28, 2004, the Company had granted options to purchase 2,988,802 shares, or 93.4%, of the 3,200,000 shares of Common Stock currently reserved for issuance under the 2000 Stock Incentive Plan. Of the 2,988,802 granted, 1,683,529 have been exercised, leaving 1,305,273 shares exercisable, subject to vesting requirements. On March 2, 2004, the Board adopted, subject to stockholder approval, an amendment to the 2000 Stock Incentive Plan, which increases the total number of shares of Common Stock authorized for issuance under the option plan by 800,000 from 3,200,000 to 4,000,000.

In unanimously recommending the approval of this increase to the Board, the Compensation Committee of the Board reviewed its projected impact on the Company and its stockholders. Among other things, the Compensation Committee considered that additional option shares would be needed for the retention of present employees and the future recruitment of suitable management and scientific talent.

The Board believes that its growth and long-term success depend in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved, in part, through the grant of stock options. The 2000 Stock Incentive Plan has been effective in retaining and motivating key employees and attracting and retaining experienced and qualified individuals to work for the Company. The Board also believes that stock options will play an important role in the Company’s success by encouraging and enabling the directors, officers and other employees of the Company – upon whose judgment, initiative and efforts the Company depends – to acquire a proprietary interest in SDI’s long-term performance. The Company anticipates that providing these persons with a direct stake in the Company will ensure a closer identification of the interests of the participants in the plan with those of the Company, thereby stimulating the efforts of these participants to promote the future success of and strengthen their desire to remain with the Company. The Company believes that the proposed increase in the number of shares issuable under the option plan will help the Company accomplish these goals and will keep the Company’s equity incentive compensation in line with that of other companies comparable to the Company. See the “Report of the Compensation Committee.”

The 2000 Stock Incentive Plan provides for the issuance of stock options, stock awards and performance share awards. The Board or the Compensation Committee has the authority to select recipients of awards, who may be officers, employees, directors, consultants or advisors of the Company. Presently the Company has approximately 160 employees (including officers) and eight directors, including one employee director. The 2000 Stock Incentive Plan provides for the issuance of Incentive Stock Options, for which the exercise price must be equal to the fair market value of the underlying shares on the date the option is granted, or non-statutory (or “nonqualified”) stock options, for which the exercise price, as determined by the Board, may not be less than 25% of fair market value on the date the options are granted. However, if Incentive Stock Options are granted to persons owning more than 10% of our Stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years. Options are subject to such limitations and conditions on exercise as the Board determines, including the time and manner in which options are exercisable. In the case of a merger or consolidation with another corporation, the Board may (but is not required to) provide for the substitution of options in such other corporation’s shares as a replacement for options granted under the 2000 Stock Incentive Plan. As a general matter, options terminate three months following termination of employment or other relationship with the Company (unless the Board provides otherwise) or on the expiration of the stated term of the option, if earlier. Options terminate at other times in the case of the optionee’s death, disability or termination for cause.

The 2000 Stock Incentive Plan also provides for the outright grant of Stock to an eligible individual at no cost to that individual. Shares may be awarded subject to such conditions and limitations as the Board may determine or may be issued without restriction. The plan also provides for the issuance of Performance Share Awards, which entitle the recipients to acquire shares of Stock upon the attainment of specified performance goals. Performance Share Awards may be made independent of the granting of any other awards under the plan. The Board sets performance goals applicable to each award, which may vary among participants.

Prior to the date of this proxy statement, option grants have been made under the 2000 Stock Incentive Plan to the following persons and groups (with the underlying share amounts immediately following each person or group): Richard C. Birkmeyer (245,661); Arthur A. Koch, Jr. (405,000); Stanley J. Musial (101,000); Martha C. Reider (150,362), James W. Stave (364,907); all current executive officers as a group (Musial, Reider and Stave) (616,269); all current directors who are not executive officers as a group (564,000); all other current employees as a group (441,798). All of our employees (currently approximately 160 in number), including all of our executive officers (currently four in number, including one of whom is also a director), as well as our non-employee directors, are eligible to receive options under the 2000 Stock Incentive Plan. As of March 8, 2004, the market value of a share of Common Stock of the Company was $4.10.

With respect to incentive stock options, the recipient generally will recognize no taxable gain or loss when the incentive stock option is granted or exercised. Upon exercise, the excess, if any, of the fair market value over the exercise price will be an item of adjustment for purposes of the participant’s alternative minimum tax.

With respect to non-qualified option awards under the 2000 Stock Incentive Plan, participants will recognize no taxable income at the time of grant. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The participant will recognize as a capital gain or loss any profit or loss realized on the sale or exchange of any share disposed of or sold. The Company will be entitled to deduct an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

If the shares acquired upon the exercise of an incentive stock option are held for two years after the date of grant and one year from the date the shares are transferred following the exercise of the incentive stock option, then the participant will recognize any gain or loss realized upon a sale of the shares as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the holding periods, the participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of Common Stock on the date the option is exercised, or the amount of gain recognized on the sale if less. The Company will be entitled to a deduction equal to the amount of any ordinary income so recognized. If the shares are not held for the holding periods and the amount realized upon sale is less than the grant price, such difference will be a capital loss to the participant.

The Board has the right to amend, modify or terminate the 2000 Stock Incentive Plan at any time without notice, provided that no participant’s then existing rights are adversely affected without his or her consent, and provided further, that upon any amendment of the plan, stockholder approval will be obtained if required by law. The above description is a partial summary of material provisions of the 2000 Stock Incentive Plan, including the amendments to the plan adopted by the Board on March 2, 2004. Pursuant to this authority, the Board amended the 2000 Stock Incentive Plan on March 2, 2004 to eliminate the ability of the Board to grant “reload” options, under which a person exercising options automatically receives additional options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL TO

APPROVE THE AMENDMENT OF THE 2000 STOCK INCENTIVE PLAN. If no instructions are given on a properly executed and returned proxy, the shares of Stock represented thereby will be voted

IN FAVOR OF the adoption of the amendment of the 2000 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth certain compensation information for each of the last three fiscal years with respect to (i) the Company’s Chief Executive Officer and (ii) each of the Company’s four other most highly compensated officers based on salary and bonus paid during 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options (#)	Restricted Stock Awards (#)	All Other Compensation ($) (1)
Matthew H. Knight (2) President and CEO	2003	74,040	55,530	300,000	75,000	—

Richard C. Birkmeyer (3) Former President and CEO	2003 2002 2001	92,507 226,923 218,196	— — —	10,000 25,000 —	— — —	149,917 5,500 5,250

Arthur A. Koch, Jr. (4) Chief Operating Officer	2003 2002 2001	216,828 206,245 199,266	7,400 — —	5,000 25,000 75,000	7,196 — —	6,000 5,500 4,998

James W. Stave, Ph.D. Vice President, Research and Development	2003 2002 2001	170,177 152,192 146,780	5,600 — —	15,000 25,000 75,000	— — —	4,842 4,476 4,403

Stanley J. Musial (5) Vice President and Chief Financial Officer	2003 2002	143,375 23,667	6,600 —	1,000 100,000	— —	2,130 —

Martha C. Reider Secretary and Vice President, Quality Assurance/Human Resources	2002 2002 2001	148,521 145,534 140,322	5,200 — —	10,000 25,000 —	— — —	4,452 4,280 4,210

(1)	Except for Mr. Birkmeyer in 2003, all other compensation consists of Company matching contributions to the employee’s 401(k) account.
(2)	Mr. Knight began employment with the Company on September 2, 2003. His annual base salary is $250,000.
(3)	Mr. Birkmeyer was terminated on May 20, 2003, and is entitled to receive salary and benefits through May 20, 2004. All other compensation for 2003 includes $2,993 of Company matching contributions to Mr. Birkmeyer’s 401(k) account and $146,924 of salary continuation, or severance, paid in accordance with Mr. Birkmeyer’s employment agreement.
(4)	On January 5, 2004, Mr. Koch was terminated, and is entitled to receive salary and benefits through January 5, 2005, paid in accordance with his employment agreement. During 2003, Mr. Koch served as acting Chief Executive Officer from May 21 through September 1.
(5)	Mr. Musial began employment on November 1, 2002.

Option Grants and Exercises in Fiscal Year 2003. The following tables summarize option grants and exercises during 2003 to or by the officers named in the Summary Compensation Table. In accordance with SEC rules, also shown, on a pre-tax basis, are the hypothetical gains or “option spreads” that would exist for the respective options. These gains are based on assumed rate of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term. The results of these calculations are based on rates set forth by the SEC and are not intended to forecast possible future appreciation of the price of the Common Stock.

OPTION GRANTS IN FISCAL YEAR 2003

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted In Fiscal Year (%)	Exercise Prices ($)	Expiration Date
						5% ($)	10% ($)
Matthew H. Knight	300,000	(1)	69.1%	$4.00	9/2/2013	$331,538	$732,612
Richard C. Birkmeyer	10,000	(2)	2.3%	$3.80	5/20/2005	$10,499	$23,199
Arthur A. Koch, Jr.	5,000	(3)	1.2%	$3.45	1/5/2005	$10,848	$27,492
James W. Stave	15,000	(4)	3.5%	$3.45	1/3/2013	$32,545	$82,476
Stanley J. Musial	1,000	(4)	0.2%	$3.45	1/3/2013	$2,170	$5,498
Martha C. Reider	10,000	(4)	2.3%	$3.45	1/3/2013	$21,697	$54,984

(1)	These options become exercisable in three equal installments of 33 1/3% on each September 2, beginning with September 2, 2004.
(2)	Due to Mr. Birkmeyer’s termination on May 20, 2003, and in accordance with his employment agreement, these options became immediately exercisable and have an expiration date of May 20, 2005.
(3)	Subsequent to year-end, on January 5, 2004, Mr. Koch was terminated. In accordance with his employment agreement, these options became immediately exercisable and have an expiration date of January 5, 2005.
(4)	These options become exercisable in four equal installments of 25% on each January 3, beginning with January 3, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Matthew H. Knight	—	—	—	300,000	—	210,000
Richard C. Birkmeyer	100,000	253,750	95,000	—	39,750	—
Arthur A. Koch, Jr.	—	—	278,750	61,250	521,812	58,563
James W. Stave	2,180	8,393	195,477	71,250	381,326	71,062
Stanley J. Musial	—	—	40,000	61,000	42,000	64,250
Martha C. Reider	—	—	91,612	38,750	166,085	41,562

(1)	Value is calculated based on the difference between the option exercise price and the market price of the Common Stock on December 31, 2003 ($4.70), multiplied by the number of shares to which the option relates.

Equity Compensation

The table below presents certain information concerning securities issuable in connection with equity compensation plans that have been approved by the Company’s stockholders and that have not been approved by the Company’s stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	1,902,398	$3.50	211,198

Equity compensation plans not approved by security holders	310,000	$3.98	—

Total	2,212,398	$3.57	211,198

Of the 310,000 shares underlying options granted under plans not approved by security holders, 300,000 shares underlying options were granted in connection with the Company’s hiring, on September 2, 2003, of its new President and Chief Executive Officer, Matthew H. Knight. The grant to Mr. Knight is a ten year non-qualified stock option grant at an exercise price of $4.00 per share, the closing market price on September 2, 2003, and vests in three equal installments of 33 1/3% annually on the three successive option grant anniversaries, and vests upon a change of control of the Company. The remaining 10,000 shares not approved by security holders were granted on October 2, 1996, to a then director of the Company. The 10,000 share grant was a non-qualified stock option grant at an exercise price of $3.25 per share, is fully vested, and expires on January 20, 2005.

Executive Employment Agreements

The Company maintains an employment agreement dated as of September 2, 2003 with Mr. Knight, which provides for compensation at an annual rate of $250,000 with annual increases determined by the Compensation Committee. Additionally, Mr. Knight is entitled to an annual bonus as determined by the Committee, not to exceed 75% of his then current salary. Also pursuant to this agreement, for 2003, Mr. Knight received a guaranteed bonus of 75% of his base salary, pro-rated to reflect the actual period of employment from September 15, 2003 through December 31, 2003. Also for 2004, Mr. Knight will receive a guaranteed bonus of 37.5% of his base salary and will be eligible to receive a target bonus of 37.5% of base salary as an additional bonus if certain Company performance goals and targets are met. Under this agreement, the Company also granted Mr. Knight a nonqualified stock option to purchase 300,000 shares of common stock and a restricted stock award of 75,000 shares of the Company’s Common Stock. Both the nonqualified stock option and restricted stock award vest at a rate of 33 1/3% annually on the three successive option grant anniversaries, and vest upon a change of control of the Company (as defined in Section 12 of the Company’s 2000 Stock Incentive Plan). Additionally, Mr. Knight’s employment agreement provides reimbursement for certain expenses Mr. Knight incurs in connection with his relocation, including direct and indirect relocation expenses reasonably incurred, up to a maximum of $50,000, plus the cost of moving his household goods. No relocation expenses were reimbursed during 2003. This agreement was for an initial two-year term and is automatically extended for subsequent one-year terms unless otherwise terminated by Mr. Knight or the Board by giving not less than 60 days written notice. Mr. Knight will be entitled to receive salary and benefits then in effect for one year after termination of the agreement by Mr. Knight for good reason (as defined in the agreement) or by the Company without cause.

The Company maintains employment agreements with Mr. Musial, Ms. Reider and Dr. Stave, dated as of November 1, 2002, January 1, 1997 and January 1, 1997, respectively, which provide for compensation at the annual rates of $142,000, $101,210 and $99,600, respectively, with annual increases as determined by the

Compensation Committee. Each of these officers is also entitled to an annual bonus as determined by the Compensation Committee. Under these agreements, the Company granted the officers options to purchase 100,000, 60,000 and 60,000 shares, respectively, of the Common Stock, which options became exercisable at a rate of 25% annually on January 1 (in the case of Dr. Stave, October 1) of each of the four years following the year the agreement was executed. These agreements were for an initial one-year term and are automatically extended for subsequent one-year terms unless otherwise terminated by the respective officers or the Board by giving not less than 60 days written notice. Each of the officers will be entitled to receive salary and benefits then in effect for three, nine and nine months, respectively, after termination of the agreement by such officer for good reason (as defined in the agreement) or by the Company without cause.

The Company maintained an employment agreement with its former CEO, Mr. Richard Birkmeyer, who was terminated on May 20, 2003. In accordance with the agreement, Mr. Birkmeyer was paid an annual salary of $239,431 through his termination date, and then was entitled to receive salary and benefits for one year after termination, which will end on May 20, 2004.

On January 5, 2004, the Company terminated its COO, Arthur A. Koch. The Company maintained an employment agreement with Mr. Koch, which provided for an annual salary of $211,850 for 2003. Pursuant to this agreement, Mr. Koch is entitled to receive salary and benefits for one year after termination, which will end on January 5, 2005.

Related Party Transactions

Mr. Lotman, a Company director, is the majority shareholder and manager of Molecular Circuitry LLC (formerly Molecular Circuitry, Inc.) On July 8, 2002, the Company purchased certain assets of Molecular Circuitry, Inc. (MCI). The purchased assets consist primarily of various proprietary media technology that are used in combination with the Company’s diagnostic tests for food-borne pathogens including salmonella and E. coli. The assets purchased also include the sales and marketing rights to the ruminant feed test product line that the Company and MCI have been jointly developing in collaboration with McDonald’s Corporation. In consideration for these and other related assets, the Company issued to MCI 600,000 unregistered shares of the Company’s common stock with a value of $4.17 per share or $2,502,000, computed by averaging the price of the Company’s common stock for the period beginning on the two business days before the acquisition and ending two business days after the acquisition. In addition the Company will also pay MCI a continuing royalty for ten years on sales of specified products and/or components of products. For the years ended December 31, 2003 and 2002, the Company incurred $94,916 and $1,813, respectively, of royalty expense under this arrangement.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board is comprised of three non-employee directors. The Board of Directors, in its business judgment, has determined that each current member of the Compensation Committee is independent as required by applicable listing standards of Nasdaq. The Compensation Committee determines the compensation for the Chief Executive Officer and reviews the recommendations of the Chief Executive Officer and approves salaries for all other corporate officers, reviews and approves all incentive and special compensation plans and programs, including stock options and related longer term incentive compensation programs, reviews and approves management succession planning, conducts special competitive studies, retains compensation consultants as necessary and appropriate, and recommends appropriate programs and action on any of the above matters to the Board.

Compensation Philosophy

The Company approaches compensation for all its employees, including senior management, with a consistent philosophy. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company’s compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

•	The Company pays competitively.

The Company is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other comparable companies and sets its pay parameters based on this review.

•	The Company pays for sustained performance.

Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, cash flow, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress against set objectives.

•	The Company strives for fairness in the administration of pay.

The Company strives to compensate a particular individual equitably compared to other executives at similar levels both inside the Company and at comparable companies.

•	The Company strives to provide incentives designed to maximize stockholder value.

The Company is committed to the use of equity based compensation, both restricted stock and stock options, as a significant component of total long-term compensation in order to provide appropriate incentives to management and appropriately align management’s compensation with stockholder’s interests.

Compensation Vehicles

The Company uses a total compensation program that consists of cash (salary and bonus) and equity-based compensation. Having a compensation program that allows the Company to attract and retain key employees permits it to provide useful products and services to customers, enhance stockholder value, motivate technological innovation, foster teamwork, and adequately reward employees. The vehicles are:

Cash-based Compensation

Salary

The Company establishes salary ranges for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market against that individual’s overall performance, which is measured against his or her individual responsibilities and strategic objectives for the year.

In both setting goals and measuring all executive officers’ performance against those goals, the Company takes into account the performance of its competitors and general economic and market conditions. None of the factors included in the Company’s strategic and business goals is assigned a specific weight. Instead, the Company recognizes that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions.

Bonus

The Company pays bonuses based upon (a) the Company’s financial performance, measured against established corporate targets for net sales and profitability and (b) the Compensation Committee’s subjective determination of the executive officer’s individual performance, measured against individual management goals established for each executive.

Equity-based Compensation

Stock Option and Restricted Stock Programs

The purpose of this program is to provide additional incentives to senior management to work to maximize stockholder value. The Company also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its senior managers. The program utilizes vesting periods to encourage such employees to continue in the employ of the Company and thereby acts as a retention device for its senior managers. The Company believes that the program encourages senior managers to maintain a long-term perspective. In determining the size of an option or restricted stock award for an executive officer, the Compensation Committee reviews such individual’s performance against the criteria described above and considers the number of outstanding unvested options which the officer holds and the size of previous option awards to that individual. The Compensation Committee does not assign specific weights to these items.

Corporate Tax Deduction on Compensation in Excess of $1 Million a Year

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s Chief Executive Officer or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company’s current policy is to structure the performance-based portion of compensation of its executive officers in a manner that complies with this provision.

Chief Executive Officer Compensation

Richard. C. Birkmeyer was the Company’s President and Chief Executive Officer through May 20, 2003, when then he was terminated by the Company. Pursuant to an employment agreement maintained with Mr. Birkmeyer, he was paid an annual salary of $239,431 through his termination date, and then was entitled to receive salary and benefits for one year after termination, which period will end on May 19, 2004.

From May 20, 2003 through September 1, 2003, Arthur A. Koch, the Company’s Chief Operating Officer, was appointed interim CEO. Pursuant to his employment agreement, Mr. Koch was paid an annual salary of $211,850 for 2003, which was the same base salary he was paid in his COO position. As additional compensation for his role as interim CEO, the Board granted to Mr. Koch a restricted stock award of 7,196 shares of Common Stock, which shall become vested on August 14, 2005. The fair market value of the stock on the date of the award was $4.04 per share. Subsequent to year-end, Mr. Koch was terminated. Under the terms of the agreement, Mr. Koch’s restricted stock award vested upon his termination.

Matthew H. Knight was appointed President and Chief Executive Officer of the Company on September 2, 2003. In setting both the cash-based and equity-based elements of Mr. Knight’s compensation, the Compensation Committee made an overall assessment of Mr. Knight’s leadership in achieving the Company’s long-term strategic and business goals. The Compensation Committee assessed the importance of Mr. Knight to the growth and development of the Company, his expertise in the industry, his management skills and ability to implement the Company’s strategic plans, his ability to effectively respond to changes in the Company’s markets, his efforts to assemble a highly qualified executive management team for the Company and the achievement of various strategic milestones. The Compensation Committee does not assign specific weights to these categories.

Base Salary

Mr. Knight’s base salary for 2003 pursuant to his employment agreement dated September 2, 2003 was $250,000, which was pro-rated to reflect the actual period of employment from September 15, 2003 through December 31, 2003.

Bonus

Pursuant to his employment agreement, Mr. Knight is entitled to an annual bonus as determined by the Committee, not to exceed 75% of his then current salary. Also pursuant to his employment agreement, for 2003, Mr. Knight received a guaranteed bonus of 75% of his base salary, pro-rated to reflect the actual period of employment from September 15, 2003 through December 31, 2003. Also for 2004, Mr. Knight will receive a guaranteed bonus of 37.5% of his base salary and will be eligible to receive a target bonus of 37.5% of base salary as an additional bonus if certain performance goals and targets are met. The Compensation Committee follows the same policy described above for other executive officers to determine Mr. Knight’s bonus.

Stock Option and Restricted Stock Award

The Compensation Committee follows the same policy described above for other executive officers to determine Mr. Knight’s stock incentive awards. Stock options and restricted stock are granted to encourage and facilitate stock ownership by the executive officers and thus strengthen both their personal commitments to the Company and a longer-term perspective in their managerial responsibilities. This component of an executive officer’s compensation directly links the officers’ interests with those of the Company’s other stockholders.

Pursuant to his employment agreement, Mr. Knight was granted a nonqualified stock option to purchase 300,000 shares of common stock, and also granted a restricted stock award of 75,000 shares of the Company’s common stock. Both of these grants were awarded outside of the Company’s 2000 Stock Incentive Plan.

COMPENSATION COMMITTEE

Richard J. Defieux
Timothy S. Ramey (Chair)
Grover C. Wrenn

The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three non-employee directors. The Board of Directors has determined that each member of the Audit Committee is financially literate and independent as required by applicable listing standards of Nasdaq, and that Mr. Waechter is an “audit committee financial expert,” as defined by the SEC.

The role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting process. The Audit Committee operates pursuant to a written Charter that was adopted by the Board on June 21, 2000, and amended and restated October 22, 2002. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, reviews the results and scope of the annual audit, quarterly reviews and the services provided by the Company’s independent auditors and the recommendations of the auditors with respect to the accounting systems and controls.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

While Mr. Waechter qualifies as an audit committee financial expert, none of the members of the Audit Committee is professionally engaged in the practice of auditing or accounting or is an expert in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee’s Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the SEC.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

Consistent with policies of the Securities and Exchange Commission regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, retaining, setting compensation and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

All of the audit-related, tax and other services provided by KPMG LLP in fiscal year 2003 and related fees were approved in advance by the Audit Committee.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS

Morton Collins
Kathleen E. Lamb
Stephen L. Waechter (Chair)

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Stock Performance Graph

The following line graph compares for the fiscal years ended December 31, 1998, 1999, 2000, 2001, 2002 and 2003 (i) the yearly cumulative total shareholder return on the Common Stock with (ii) the cumulative total return of the NASDAQ U.S. Stock Market Index and with (iii) a Peer Group Index consisting of NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Stocks.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

Strategic Diagnostics Inc., Peer Group and NASDAQ Non Financial Index Fiscal Year End December 31

	1998	1999	2000	2001	2002	2003
Strategic Diagnostics Inc.	$100	$328	$116	$355	$165	$235
Peer Group Index	$100	$121	$125	$137	$111	$164
NASDAQ US Stock Market Index	$100	$185	$112	$89	$61	$92

OTHER MATTERS

Independent Auditors

The accounting firm of KPMG LLP has served as the Company’s independent auditors since September 1998, and the Audit Committee has selected KPMG LLP as the Company’s independent auditors for the year ending December 31, 2004. A representative of KPMG LLP will be present at the Meeting, and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees. Fees billed to the Company by KPMG LLP during 2003 and 2002 for audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for such years, for the review of those financial statements included in the Company’s Quarterly Reports on Form 10-Q during such years, and for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, totaled $154,000 and $131,900, respectively.

Audit-Related Fees. The Company engaged KPMG LLP to provide assurance and related services to the Company related to the audit of the Company’s 401(k) financial statements which totaled $10,000 and $12,650 respectively during the fiscal years ended December 31, 2003 and December 31, 2002 and paid $7,750 during fiscal year 2002 for accounting consultation on a proposed transaction.

Tax Fees. Fees billed to the Company by KPMG LLP during 2003 and 2002 for professional services rendered for tax compliance, tax advice and tax planning totaled $51,450 and $25,400, respectively.

All Other Fees. There were no additional fees billed to the Company by KPMG LLP during 2003 or 2002 for products and services, other than services reported in the three preceding paragraphs.

All of the services described in the preceding paragraphs were approved by the Audit Committee pursuant to applicable regulations.

Stockholder Proposals For 2005

All proposals of any stockholder of the Company that such stockholder wishes to be presented at the 2005 Annual Meeting of Stockholders and included in the proxy statement and form of proxy prepared for that meeting must be received by the Company at its principal executive offices no later than November 26, 2004 to be considered for inclusion in such proxy statement and form of proxy. Any such proposal must be submitted in writing to the Chief Financial Officer of the Company at the address appearing in the section of this proxy statement entitled “Other Matters – General.” A proposal that does not comply with the applicable requirements of Rule 14a-8 under the Exchange Act will not be included in management’s proxy soliciting material for the 2005 Annual Meeting of Stockholders.

A stockholder of the Company may wish to have a proposal presented at the 2005 Annual Meeting of Stockholders, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. Pursuant to Article I, Section 2 of the Company’s By-Laws, notice of any such proposal must be received by the Company between January 4, 2004 and February 18, 2005. If it is not received during this period, such proposal shall be deemed “untimely” for purposes of Rule 14a-4(c) under the Exchange Act, and, therefore, the proxy holders will have the right to exercise discretionary voting authority with respect to such proposal. Any such proposal must be submitted in writing to the Chief Financial Officer of the Company at the address appearing in the section of this proxy statement entitled “Other Matters – General.”

General

The Board knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives to the proxy holders discretionary authority in the event any additional matters should be properly presented.

The Company’s 2003 Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2003, accompanies this Proxy Statement.

The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement. The entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. Additionally, the Company will request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupation and security holdings of the directors and officers of the Company is based upon information received from the individual directors and officers.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.

STRATEGIC DIAGNOSTICS INC.
Newark, Delaware
March 26, 2004

APPENDIX A

STRATEGIC DIAGNOSTICS INC.

2000 STOCK INCENTIVE PLAN

(Giving effect to the amendments approved by the Board, or as amended through March 2, 2004)

SECTION 1. General Purpose of the Plan: Definitions.

The name of the plan is the Strategic Diagnostics Inc. 2000 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and advisors of Strategic Diagnostics Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, promulgated under Section 16 of the Exchange Act. Any Options issued pursuant to the Plan are intended to constitute either Incentive Stock Options, or Non-Qualified Stock Options, as determined by the Committee, or the Board, if no Committee has been appointed, at the time of Award, as specified in the instrument(s) evidencing the Award.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Awards and Performance Share Awards.

“Board” means the Board of Directors of the Company.

“Cause” means and shall be limited to a vote of the Board resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant’s ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

“Change of Control” is defined in Section 12 hereof.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall mean the Committee appointed by the Board in accordance with Section 2(a) of the Plan, if one is appointed.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by shareholders.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

“Fair Market Value” on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded. In the absence of an established market for the Stock, the Fair Market Value of a share of Stock shall be determined by the Board or the Committee, in its sole and absolute discretion.

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“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each “Non-Employee Director” also be an “outside director” as that term is defined in regulations under Section 162(m) of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Share Award” means any Award granted pursuant to Section 7.

“Stock” means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Award” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Substitute Award” means any Award granted pursuant to Section 3(d).

SECTION 2. Administration of Plan: Board Authority to Select Participants and Determine Awards.

Administration. The Plan will be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two members of the Board to administer the Plan on behalf of the Board; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, all members of any Committee established pursuant to this Section 2(a) will be Non-Employee Directors. If the Board appoints a Committee pursuant to this Section 2(a), that Committee will possess all of the power and authority of, and will be authorized to take any and all actions required to be taken hereunder by, the Board, subject to such terms and conditions as the Board may prescribe.

Members of any Committee established pursuant to this Section 2(a) will serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself.

From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

Powers of the Board. The Board shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

•	to select the officers, other employees, directors, consultants and advisors of the Company and its Subsidiaries to whom Awards may from time to time be granted;

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•	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more participants;

•	to determine the number of shares to be covered by any Award;

•	to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

•	to accelerate the exercisability or vesting of all or any portion of any Stock Option;

•	subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised;

•	to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Board) or dividends or deemed dividends on such deferrals; and

•	to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

Effect of the Board’s or Committee’s Decision. All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan participants.

Limitation of Liability. No member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

SECTION 3. Shares Issuable under the Plan; Merger; Substitution.

Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan is 4,000,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

Section 162(m) Limit on Shares Issuable. The maximum aggregate number of shares of Stock that may be subject to Awards granted within any fiscal year of the Company to any “covered employee” as defined in Section 162(m) of the Code is 150,000.

Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Board shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Board in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Board deems equitable in the circumstances).

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Substitute Award. The Board may grant Substitute Awards under the Plan in substitution for stock and stock based awards held by persons who are or were directors, officers or employees of another corporation which merges or consolidates with, or the stock or property of which other corporation is acquired by, the Company or a Subsidiary. The Board may direct that the Substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

SECTION 4. Eligibility.

Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Board, in its sole discretion. Non-Employee Directors, consultants and advisors are also eligible to participate in the Plan to the extent provided in Sections 5(c) and (d) below.

SECTION 5. Stock Options.

Any Stock Option granted under the Plan shall be in such form as the Board may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after ten years from the date of shareholder approval of the authorized shares to which such Option shall relate.

Stock Options Granted to Employees. The Board in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Board at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 25% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

Option Term. The term of each Stock Option shall be fixed by the Board, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board at or after the grant date. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

In cash, by certified or bank check or other instrument acceptable to the Board;

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In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Board in its discretion, and only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure, and such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

Termination by Death. If any optionee’s employment by the Company and its Subsidiaries terminates by reason of death, any Stock Option granted pursuant to this Section 5(a) may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Board shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

Termination by Reason of Disability.

Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Board shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

The Board shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability.

Except as otherwise provided by the Board at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period for 180 days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

Termination for Cause. If any optionee’s employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion provide that such stock option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

Other Termination. Unless otherwise determined by the Board, if an optionee’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Board shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

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Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that all of any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

Stock Options Granted to Non-Employee Directors. The Board in its discretion may grant Non-Qualified Stock Options to Non-Employee Directors of the Company. Stock Options granted to Non-Employee Directors pursuant to this Section 5(c) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(c) shall be determined by the Board at the time of grant, but shall not be less than 25% of Fair Market Value on the date of grant.

Option Term. The term of each Stock Option shall be fixed by the Board.

Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board at or after the grant date. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

In cash, by certified or bank check or other instrument acceptable to the Board;

In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Board in its discretion, and only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure, and such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

Termination by Death. If any optionee’s service as a member of the board of directors to the Company or its Subsidiaries terminates by reason of death, any Stock Option granted pursuant to this Section 5(c) may

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thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Board shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

Termination by Reason of Disability.

Any Stock Option held by an optionee whose service as a member of the board of directors to the Company or its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Board shall specify at any time) from the date of such termination of service, or until the expiration of the stated term of the Option, if earlier.

The Board shall have sole authority and discretion to determine whether a participant’s service has been terminated by reason of Disability.

Except as otherwise provided by the Board at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period for 180 days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

Termination for Cause. If any optionee’s service as a member of the board of directors to the Company or its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that such stock option can be exercised for a period of up to 30 days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

Other Termination. Unless otherwise determined by the Board, if an optionee’s service as a member of the board of directors to the Company or its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three months (or such longer period as the Board shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

Stock Options Granted to Consultants and Advisors.

Grant of Options. The Board in its discretion may grant Non-Qualified Stock Options to any individual who is rendering services as a consultant, advisor or other independent contractor to the Company.

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(d) shall be determined by the Board at the time of grant, but shall not be less than 25% of the Fair Market Value of the Stock on the date the Stock Option is granted.

Exercise; Termination; Non-transferability.

No Option granted under this Section 5(d) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the consultant or advisor because of Disability or death. No Option issued under this Section 5(d) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

The rights of a consultant or advisor in an Option granted under Section 5(d) shall terminate three months after such consultant or advisor ceases to act as such on the behalf of the Company or the specified expiration date, if earlier; provided, however, that if the consultant or advisor ceases to serve

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as such on behalf of the Company for Cause, the rights shall terminate immediately on the date on which he ceases to be a consultant or advisor.

No Stock Option granted under this Section 5(d) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee’s lifetime only by the optionee. Any Option granted to a consultant or advisor and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of 180 days from the date of death or until the expiration of the stated term of the option, if earlier.

Options granted under this Section 5(d) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

Limited to Consultants or Advisors. The provisions of this Section 5(d) shall apply only to Options granted or to be granted pursuant to this Section 5(d) to consultants or advisors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under Sections 5(a), (b) or (c) of this Plan. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(d) shall govern the rights and obligations of the Company and consultants or advisors respecting Options granted or to be granted to consultants or advisors pursuant to this Section 5(d).

SECTION 6. Stock Awards.

Nature of Stock Award. The Board may grant Stock Awards to any employees of the Company or any Subsidiary. A Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Board, shares of Stock subject to such restrictions and conditions, if any, as the Board may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of preestablished performance goals and objectives. In addition, a Stock Award may be granted to an employee by the Board in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

Acceptance of Award. A participant who is granted a Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Board may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Board in an amount equal to the specified purchased price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Stock Award in such form as the Board shall determine.

Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Stock including voting and dividend rights, subject to any non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Stock Award. Unless the Board shall otherwise determine, certificates evidencing shares of Stock subject to restrictions shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

Restrictions. Shares of Stock which are issued under restrictions established by the Board may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, and for Cause), the Company shall have the right, at the discretion of the Board, to repurchase shares of the Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of

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repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Stock Award).

Vesting of Stock. The Board at the time of grant may specify the date or dates and/or the attainment of preestablished performance goals, objectives and other conditions on which the non-transferability of the Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be restricted and shall be deemed “vested.”

Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Stock.

SECTION 7. Performance Share Awards.

Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Board in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Board).

Termination. Except as may otherwise be provided by the Board at any time prior to termination of employment, a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment by the Company and its Subsidiaries for any reason (including death, Disability and for Cause).

Acceleration, Waiver, Etc. At any time prior to the participant’s termination of employment by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or, subject to Section 10, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 8. Tax Withholding.

Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

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Payment in Shares. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9. Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

•	a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

•	an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

SECTION 10. Amendments and Termination.

The Board may at any time amend or discontinue the Plan and may at any time amend or cancel any outstanding Award (or provide substitute awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, subject to the right of the Board to grant Substitute Awards as set forth in Section 3(d)) for the purpose of satisfying changes in law or for any other lawful purpose; provided, however, that no such action shall adversely affect rights under any outstanding Award without shareholder’s consent.

SECTION 11. Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 12. Change of Control Provisions.

Upon the occurrence of a Change of Control as defined in this Section 12 then, notwithstanding any provision to the contrary in this Plan, (i) each Award shall continue in full force and effect in accordance with its terms except that if the Company is not the surviving corporation in connection with such Change in Control, the surviving corporation shall issue a new award (a “New Award”) providing that the holder of an Award shall have the right to receive under the New Award, in lieu of each share of Common Stock theretofore issued under the Award, the kind and amount of shares of stock, other securities, money and property receivable in connection with such Change in Control by a holder of one share of Common Stock, and (ii) in the event of termination of employment of a holder of any Award or New Award for any reason within one year after the occurrence of such Change in Control, such holder shall automatically have the right to exercise all of the Options which are not then exercisable and any restrictions or conditions on all Stock Awards and Performance Share Awards held by such holder shall automatically be deemed waived.

“Change of Control” shall mean the occurrence of any one of the following events:

•

any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any

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trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

•	persons who, as of the Effective Date, constituted the Company’s Board (the “Incumbent Board”) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

•	the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

•	the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other voting securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 50% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 50% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 13. General Provisions.

No Distribution Compliance with Legal Requirements. The Board may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Board may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

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Notices. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on the instrument evidencing his or her Award, or at such other address as such participant may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received.

SECTION 14. Effective Date of Plan.

The Plan (formerly the EnSys Environmental Products, Inc. 1995 Stock Incentive Plan) is herein amended and restated as the Strategic Diagnostics Inc. 2000 Stock Incentive Plan, subject to approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of shareholders.

SECTION 15. Information to Participants.

The Company, upon request, shall provide without charge to each participant under the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

SECTION 16. Availability of Plan.

A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

SECTION 17. Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provision contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 18. Governing Law.

This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.

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APPENDIX B

STRATEGIC DIAGNOSTICS INC.

COMPENSATION COMMITTEE CHARTER

Purpose and Authority

It is the policy of this Corporation to have a Compensation Committee (the “Committee”) to function on behalf of the Board of Directors in matters relating to compensation of corporate officers, and concerning other significant incentive, equity, and retirement programs provided for employees of Strategic Diagnostics Inc., its affiliates, or subsidiaries. The Committee shall have overall responsibility for evaluating and proposing officer compensation plans, policies, and other significant compensation or retirement programs of the Corporation.

As the Committee deems appropriate, it may retain independent compensation, legal, accounting, and other professional advisors to assist the Committee without seeking Board approval with respect to the retention, termination, fees or other terms for any such advisors. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to it in this Charter or by the Board. When appropriate, it may form and delegate authority to subcommittees, or may delegate authority to one or more designated members of the Board or to Corporate officers.

Composition

1. The Committee shall consist of at least three (3) Directors who have been selected to serve on the Committee, one (1) of whom shall be designated as Committee Chair. Each member of the Committee shall: (a) meet the independence requirements established by the Board, which shall be in accordance with the applicable provisions of the Nasdaq National Market, and any other regulations applicable to the Committee from time to time; (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934; and (c) be an “outside” director within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

2. Members of the Committee shall be elected for one (1) year terms.

3. The members of the Committee shall be appointed by the Board on the recommendation of the Nominating Committee. The Board may remove any member of the Committee.

4. The Chief Executive Officer shall be a non-voting advisor to the Committee, and may be delegated such responsibilities as the Committee deems appropriate. The Chief Executive Officer shall not, however, be present during any deliberation or vote of the Committee that relates to the compensation of the Chief Executive Officer.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:

1. Meet at least twice a year, in addition to any special meetings that may be called. Such meetings shall, where possible, be held in conjunction with scheduled meetings of the Board. In the absence of a member designated by the Board to serve as Chair, the members of the Committee may appoint from among their number a person to preside at their meetings. When appropriate, the Committee may meet in separate executive session with management, employees, internal audit, or the independent auditors to discuss matters the Committee, or those persons, believe warrant Committee attention.

2. Develop, evaluate, and recommend to the Board for its approval:

a. Executive compensation philosophy, policies, programs, and practices.

b. Corporate goals and objectives relevant to the Chief Executive Officer’s compensation.

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c. An appraisal of the Chief Executive Officer’s performance in light of corporate goals and objectives.

d. Total compensation opportunities for the Chief Executive Officer based on the Committee’s appraisal. In doing so, the Committee shall consider the Corporation’s performance and relative shareholder return, the value of incentive awards to chief executive officers at comparable companies, and awards given to the Chief Executive Officer in past years.

e. The forms and level of compensation appropriate for other corporate officers with base salaries in excess of $100,000.

f. The Annual Incentive Compensation Plan for officers, including the proposed level of participation and the subsequent actual payout computation for each officer.

g. Submission to the corporation’s shareholders incentive compensation plans and equity-based plans and amendments thereto.

h. Any special executive employment, compensation, or retirement arrangements.

i. All Internal Revenue Service tax-qualified and non-qualified retirement plans, and all plan amendments that are non-administrative in nature; the designation of the trustee and the execution of trust agreements for any such plan(s); the termination, merger, or consolidation of any such plan(s); the extension of plan participation to employees of affiliates or subsidiaries.

j. Compensation for Board members, and for those who serve as committee chairs or in other roles determined by the Board.

3. Administer and fulfill all obligations required by any SDI incentive compensation plan, or equity-based plan.

4. Fulfill fiduciary functions with respect to corporate retirement plans; periodically review plan administration, participation, and regulatory compliance for such plans.

5. Submit to the Board copies of the minutes of all Committee meetings and report to the Board on any significant matters arising from the Committee’s work, including awards for top executives, and any special executive employment, compensation, or retirement arrangements.

6. Prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

7. Obtain or perform an annual evaluation of Committee performance and make applicable changes to Committee practices, or recommendations to the Board for improvement.

Evaluation

The Committee shall review and reassess this Charter at least annually and, if appropriate, propose changes to the Board.

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APPENDIX C

STRATEGIC DIAGNOSTICS INC.

NOMINATING COMMITTEE CHARTER

This Corporation shall have a Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) with duties and responsibilities described in this Charter.

Purpose

The purpose of the Committee is to:

1. identify individuals qualified to become members of the Board,

2. select and recommend to the Board the director nominees for the Board for the next annual meeting of shareholders,

3. oversee the evaluation of the Board

Composition

1. The Committee members shall be appointed by the Board with regard to relevant experience.

2. The Committee shall consist of at least two (2) Directors, each of whom meets the independence requirements defined by the SEC and the Nasdaq.

3. Members of the Committee shall be elected for a one (1) year term.

4. The Board may remove any member of the Committee.

Responsibilities and Authority

The Committee shall hold at least 2 regular meetings per year. The Committee is responsible for selecting directors and overseeing the evaluation of the Board of Strategic Diagnostics Inc. The Board shall retain the overall responsibility to ensure that management functions effectively in the execution of Company strategy. The Committee shall report regularly to the Board, including on issues related to the selection of director nominees, Board and committee roles and functions and the performance of the Board and the Committee.

The Committee has the sole authority, without seeking approval from the Board, to retain and terminate any search firm used to identify director nominees, which authority includes approval of such search firm’s fees and other retention terms.

Specific Duties

It shall be the duty and responsibility of the Committee to:

1. Recommend director candidates to the entire Board adhering to the following procedures:

2. Identify potential candidates for election to the Board.

3. Evaluate existing Directors eligible for reelection to the Board.

4. Consider and make recommendations to the Board regarding the appropriate size and composition of the Board.

5. Make recommendations to the Board of individuals to be presented to the Shareholders of the Corporation for election to the Board.

6. When an interim vacancy occurs on the Board, make recommendations to the Board of an individual to fill such vacancy. When an individual is to be recommended for a directorship, to cause to be circulated to all Board members a resume of the individual’s capabilities and experience, prior to the meeting at which the recommendation will be presented.

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7. Periodically re-examine mandatory retirement age and consider desirability of additional factors.

8. Periodically review, approve and recommend to the Board appropriate revisions to the board selection criteria.

9. Determine procedures for the review, approval and recommendation of director candidates, as appropriate.

10. Collect and review reports and other information submitted by the Directors relating to new or changes in each Director’s affiliations, relationships, employment, other board or public service positions or transactions that may impact the Director’s independence and make recommendations to the Board regarding responsive action, if any, with respect to such Director in light of such reports and information.

11. Oversee the evaluation of the Directors in such areas as attendance, preparedness, candor and participation and consider recommendations to increase Board effectiveness.

12. Develop procedures and programs for orientation of new directors.

13. Develop Board education and development programs as necessary.

14. Recommend guidelines to Board of frequency of regular meetings of independent, non-management directors, develop format for such meetings, including selection of presiding director at such meetings.

15. Recommend to Board, as appropriate, number, type, functions, structure and independence of committees and oversee compliance of the Board committees with their respective charters.

16. Annually recommend to Board director membership on Board committees and advise Board and/or committees with regard to selection of Chairmen of committees.

17. Determine criteria and procedures for selection of committee members and Chairmen, as appropriate.

Evaluation

The Committee shall review and reassess this Charter at least annually and, if appropriate, propose changes to the Board.

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APPENDIX D

STRATEGIC DIAGNOSTICS INC.

CODE OF ETHICS FOR EXECUTIVE OFFICERS

AND SENIOR FINANCIAL EMPLOYEES

PURPOSE

Strategic Diagnostics Inc. (the “Company”) is committed to the highest standards of ethical business conduct. The Company provides this Code of Ethics (this “Code”) as a set of guidelines pursuant to which the Company’s executive officers and senior financial employees are to perform their duties.

SCOPE

Employees subject to this Code include each of the Company’s executive officers, the controller or principal accounting officer, and any person who performs a similar function. However, the Company expects all of its employees who participate in the preparation of any part of the Company’s financial statements to adhere to these guidelines.

POLICY

The items set forth below are presented as guidelines for the executive officers and senior financial employees.

The Company’s Board of Directors has designated Stephen Waechter, the Company’s Chairman of the Audit Committee, to be the compliance officer (the “Compliance Officer”) for the implementation and administration of this Code.

In order to adhere to this Code, a person must:

1. Act with honesty and integrity, avoiding violations of this Code, including actual or apparent conflicts of interest with the Company (or any subsidiary or other affiliate thereof) in personal and professional relationships.

2. Avoid conflicts of interest, whether actual or apparent, with the Company (or any subsidiary or other affiliate thereof), and disclose to the Compliance Officer any material transaction or relationship that could reasonably be expected to give rise to any actual or apparent conflict of interest.

3. Provide the Company’s other employees, consultants, and advisors with information that is accurate, complete, objective, relevant, timely and understandable.

4. Record or participate in the recording of entries in the Company’s books and records that are accurate to the best of his or her knowledge.

5. Endeavor to ensure full, fair, timely, accurate and understandable disclosure in the Company’s periodic reports and in other public communications made by the Company.

6. Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

7. Disclose to the Compliance Officer any facts or circumstances that reasonably could be expected to give rise to a violation of this Code.

8. Act in good faith, responsibly, and with due care, competence and diligence, without misrepresenting material facts or allowing his or her independent judgment to be subordinated.

9. Respect the confidentiality of information acquired in the course of his or her work except where he or she has Company approval to disclose such information or where disclosure is otherwise legally mandated. Confidential information acquired in the course of his or her work will not be used for personal advantage.

10. Share and maintain skills important and relevant to the Company’s needs.

11. Proactively promote ethical behavior among peers in his or her work environment.

12. Achieve responsible use of and control over all assets and resources employed by or entrusted to him or her.

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STRATEGIC DIAGNOSTICS INC.

111 Pencader Drive

Newark, Delaware 19702

Annual Meeting of Stockholders – May 4, 2004

Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Richard J. Defieux and Matthew H. Knight as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2004 Annual Meeting of Stockholders of STRATEGIC DIAGNOSTICS INC. to be held at the Hilton Wilmington/Christiana, 100 Continental Drive, Newark, Delaware 19713, on Tuesday, May 4, 2004, at 10:00 a.m. local time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as set forth in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR AND “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

STRATEGIC DIAGNOSTICS INC.	1. Election of Class II Directors
		For	With- held	For All Except
RECORD DATE SHARES:	Richard J. Defieux	☐	☐	☐
	Herbert Lotman	☐	☐	☐
	Timothy S. Ramey	☐	☐	☐
	Stephen L. Waechter	☐	☐	☐

NOTE: If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the nominee’s (s’) name(s). Your shares will be voted for the remaining nominee(s).

2. Authorization of amendment to increase number of shares available for award under the 2000 Stock Incentive Plan by 800,000 from 3,200,000 to 4,000,000
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	For ☐	Against ☐		Abstain ☐
Please be sure to sign and date this Proxy. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment thereof.

Date _________________
Stockholder sign here
Date _________________
Co-owner sign here
	Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

DETACH CARD			DETACH CARD

STRATEGIC DIAGNOSTICS INC.

Dear Stockholder,

Please take note of the important information regarding the Company’s management and financial results enclosed with this Proxy Ballot.

Your votes on the election of the Company’s directors is important and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on May 4, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Strategic Diagnostics Inc.